UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2013

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-34973	25-1854385
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 543-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K of Anacor Pharmaceuticals, Inc. is being filed to correct certain information under Item 8.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 21, 2013 (the “Original Report”).  The Original Report inadvertently filed supplemental slides to a conference call under Item 8.01.  A version containing one less such supplemental slide was instead intended to be furnished pursuant to Item 7.01. In addition, a typographical error in the press release filed as Exhibit 99.1 is corrected in this Amendment No. 1.

In accordance with Rule 12b-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the complete text of Items 7.01 and 8.01 (each as amended) follows.

ITEM 7.01           REGULATION FD DISCLOSURE.

On March 21, 2013, Anacor Pharmaceuticals, Inc. hosted a conference call to discuss the results from a Phase 2 clinical trial of AN2728 for the treatment of adolescents with atopic dermatitis. A copy of slides that are supplemental to the conference call is furnished and attached as Exhibit 99.2.

The information in Item 7.01 and Exhibit 99.2 of this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01           OTHER EVENTS.

On March 21, 2013, Anacor Pharmaceuticals, Inc. issued a press release announcing results from a Phase 2 clinical trial of AN2728 for the treatment of adolescents with atopic dermatitis. A copy of such press release in connection with this conference call is attached as Exhibits 99.1 and is incorporated herein by reference.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Positive Results From Phase 2 Dose-Ranging Study of AN2728 in Adolescents with Atopic Dermatitis” dated March 21, 2013
99.2	Anacor Pharmaceuticals, Inc. Conference Call Slides March 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2013	ANACOR PHARMACEUTICALS, INC.

	By:	/s/ Geoffrey M. Parker
Geoffrey M. Parker
Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release titled “Anacor Pharmaceuticals Announces Positive Results From Phase 2 Dose-Ranging Study of AN2728 in Adolescents with Atopic Dermatitis” dated March 21, 2013
99.2	Anacor Pharmaceuticals, Inc. Conference Call Slides March 21, 2013